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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 8, 1995 incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia
August 15, 1995